UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2025

BUNKER HILL MINING CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-150028	32-0196442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1009 McKinley Avenue, Kellogg, Idaho 83837

(Address of Principal Executive Offices) (Zip Code)

604-417-7952

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Restricted Stock Unit Incentive Plan

On September 18, 2025, Bunker Hill Mining Corp. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). Pursuant to the vote described in Item 5.07 below, the stockholders of the Company approved at the Annual Meeting the amendment and restatement (the “Amended and Restated RSU Plan”) of the Company’s existing restricted stock unit incentive plan, with the only change being the increase of the maximum number of shares of common stock issuable thereunder from 33,909,921 shares to 92,699,433 shares (the “RSU Plan Amendment”). Upon such approval, the Amended and Restated RSU Plan became effective.

The foregoing description of the RSU Plan Amendment is not complete and is qualified in its entirety by reference to the text of the Amended and Restated RSU Plan, which is attached hereto as Exhibit 10.1.

Rolling Stock Option Plan

Also on September 18, 2025, pursuant to the vote described in Item 5.07 below, the stockholders ratified and approved the Company’s rolling stock option plan (the “Option Plan”) pursuant to which the maximum number of shares of common stock that may be reserved for issuance thereunder from time to time shall not exceed 10% of the aggregate number of shares of common stock issued and outstanding from time to time. Pursuant to the policies of the TSX Venture Exchange, a rolling stock option plan, such as the Option Plan, requires stockholder approval annually.

Item 5.07	Submission of Matters to a Vote of Security Holders

As noted in Item 5.02 above, the Annual Meeting was held on September 18, 2025. Holders of 926,994,336 shares of the Company’s common stock outstanding at the close of business on the record date of August 8, 2025 were entitled to vote at the Annual Meeting, of which 439,293,473 shares, or approximately 47.4% of those entitled to vote, were represented in person or by proxy at the Annual Meeting.

The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the proxy statement for the Annual Meeting, are as follows:

1.	To ratify the appointment of MNP LLP, Chartered Professional Accountants, as auditor of the Company for the fiscal year ending December 31, 2025

For	Against	Abstain
438,214,171	251,956	827,346

2.	To elect the directors of the Company for the ensuing year

Richard Williams

For	Withheld	Broker Non-Votes
355,158,060	1,222,409	82,913,004

Sam Ash

For	Withheld	Broker Non-Votes
355,220,845	1,159,624	82,913,004

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Mark Cruise

For	Withheld	Broker Non-Votes
355,064,131	1,316,338	82,913,004

Kelli Kast

For	Withheld	Broker Non-Votes
354,153,896	2,226,573	82,913,004

Pamela Saxton

For	Withheld	Broker Non-Votes
354,377,896	2,002,573	82,913,004

3.	To approve the Company’s amended and restated restricted stock unit incentive plan

For	Against	Abstain	Broker Non-Votes
339,213,591	16,402,483	764,395	82,913,004

4.	To ratify and approve the Company’s rolling stock option plan

For	Against	Abstain	Broker Non-Votes
351,079,322	4,644,044	657,103	82,913,004

5.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
350,589,227	5,164,735	626,507	82,913,004

Item 7.01	Regulation FD Disclosure.

On September 18, 2025, the Company issued a press release regarding the voting results of the Annual Meeting. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1†	Bunker Hill Mining Corp. Amended and Restated Restricted Stock Unit Incentive Plan
99.1	Press Release, dated as of September 18, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Management contract or compensatory plan or arrangement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNKER HILL MINING CORP.

Dated: September 23, 2025	By:	/s/ Sam Ash
	Name:	Sam Ash
	Title:	President and CEO

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